UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22710

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

(Exact name of registrant as specified in charter)

712 Fifth Avenue, 9th floor, New York, NY 10019

(Address of principal executive offices) (Zip code)

Bluerock Fund Advisor, LLC

712 Fifth Avenue, 9th floor,

New York NY 10019

(Name and address of agent for service)

1-844-819-8287

(Registrant’s telephone number, including area code)

Date of fiscal year end: September 30

Date of reporting period: December 31, 2018

Item 1. Schedule of Investments.

Bluerock Total Income+ Real Estate Fund

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Unaudited)

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (4.00%)
Commercial Mortgage Backed Securities (4.00%)
FREMF 2018-K082 Mortgage Trust, Class X2A, 0.100%, 9/25/2028(a)	$1,075,849,295	$6,986,565
FREMF 2018-K082 Mortgage Trust, Class X2B, 0.100%, 10/25/2028(a)	262,694,906	1,749,285
FREMF 2018-K082 Mortgage Trust, Class D%, 10/25/2028(a)	100,392,906	43,878,829
		52,614,679
TOTAL REAL ESTATE DEBT SECURITIES (Cost $53,415,956)		52,614,679

Security	Shares	Value
PRIVATE EQUITY REAL ESTATE SECURITIES (93.10%)(b)
Apartments (2.90%)
Sentinel Real Estate Fund	434	38,148,537

Diversified (77.90%)
AEW Core Property Trust	22,139	22,601,744
Blackrock U.S. Core Property	194	19,259,247
Blackstone Property Partners(c)	101,155	133,770,000
Carlyle Property Investors	39,938	50,898,054
CBRE U.S. Core Partners, LP	41,193,182	58,309,461
Clarion Lion Properties Fund	91,814	137,966,169
Harrison Street Core Property Fund	28,417	38,926,577
Heitman America Real Estate Fund	26,324	32,562,877
Invesco Core Real Estate Fund	174	32,533,011
Invesco U.S. Income Fund LP	45,091	61,059,311
Morgan Stanley Prime Property Fund LLC	10,282	193,846,663
PGIM PRISA I	19,124	31,593,401
PGIM PRISA III	17,899	31,719,033
Principal Enhanced Property Fund LP	3,785,961	48,071,666
RREEF America REIT II, Inc.	281,886	34,889,716
Stockbridge Smart Markets Fund	26,836	41,430,348
Stockbridge Value Fund II	1	5,868,421
UBS Trumbull Property G&I Fund	1,975	49,426,478
		1,024,732,177
Industrial (12.30%)
Clarion Lion Industrial Trust	31,934	59,926,722
Prologis Targeted U.S. Logistics(c)	31,201	49,270,295
RREEF Core Plus Industrial Fund LP	436,898	52,593,185
		161,790,202
TOTAL PRIVATE EQUITY REAL ESTATE SECURITIES (Cost $1,095,340,626)		1,224,670,916

PUBLIC EQUITY REAL ESTATE SECURITIES (3.58%)
Public Non-Traded Real Estate Investment Trusts (0.04%)
Diversified (0.04%)
Highlands REIT, Inc.(d)(e)	140,161	46,253
Inventrust Properties Corp.(e)	140,161	417,455
Total Public Non-Traded Real Estate Investment Trusts (Cost $487,069)		463,708

Security	Shares	Value
Publicly Traded Real Estate Investment Trusts (3.54%)
Advertising (0.08%)
Lamar Advertising Co., Class A	15,165	$1,049,115
		1,049,115
Apartments (0.30%)
Camden Property Trust	7,245	637,922
Independence Realty Trust, Inc.	83,698	768,348
NexPoint Residential Trust, Inc.	53,107	1,861,400
UDR, Inc.	16,630	658,881
		3,926,551
Casino (0.05%)
VICI Properties, Inc.	38,672	726,260
		726,260
Communications (0.20%)
American Tower Corp.	6,039	955,309
Crown Castle International Corp.	10,039	1,090,537
SBA Communications Corp.(d)	3,528	571,148
		2,616,994
Data Centers (0.14%)
CoreSite Realty Corp.	7,185	626,748
CyrusOne, Inc.	14,057	743,334
Digital Realty Trust, Inc.	4,824	513,997
		1,884,079
Diversified (0.24%)
Armada Hoffler Properties, Inc.	67,414	947,841
EPR Properties	7,985	511,280
PS Business Parks, Inc.	5,142	673,602
STORE Capital Corp.	38,393	1,086,906
		3,219,629
Healthcare (0.26%)
Community Healthcare Trust, Inc.	47,645	1,373,605
Medical Properties Trust, Inc.	87,828	1,412,275
National Health Investors, Inc.	7,889	595,935
		3,381,815
Hotels (0.42%)
Braemar Hotels & Resorts, Inc.	60,300	538,479
Chesapeake Lodging Trust	38,335	933,457
Hersha Hospitality Trust	33,793	592,729
Host Hotels & Resorts, Inc.	42,986	716,577
Park Hotels & Resorts, Inc.	33,311	865,420
Ryman Hospitality Properties, Inc.	20,440	1,363,143
Xenia Hotels & Resorts, Inc.	30,525	525,030
		5,534,835
Industrial (0.59%)
Duke Realty Corp.	25,617	663,480
EastGroup Properties, Inc.	12,593	1,155,156
First Industrial Realty Trust, Inc.	22,488	649,004
Liberty Property Trust	16,171	677,241
Monmouth Real Estate Investment Corp.	51,489	638,464
Prologis, Inc.	18,334	1,076,572
Rexford Industrial Realty, Inc.	45,710	1,347,074
STAG Industrial, Inc.	21,343	531,014

Security	Shares	Value
Industrial (continued)
Terreno Realty Corp.	28,639	$1,007,234
		7,745,239
Manufactured Homes (0.30%)
Equity LifeStyle Properties, Inc.	17,039	1,654,998
Sun Communities, Inc.	17,617	1,791,825
UMH Properties, Inc.	43,656	516,887
		3,963,710
Office (0.21%)
Alexandria Real Estate Equities, Inc.	7,967	918,117
Columbia Property Trust, Inc.	30,004	580,577
Equity Commonwealth	23,487	704,845
JBG SMITH Properties	15,598	542,966
		2,746,505
Regional Malls (0.04%)
Simon Property Group, Inc.	3,275	550,167
		550,167
Self-Storage (0.21%)
CubeSmart	20,267	581,460
Extra Space Storage, Inc.	6,855	620,240
Life Storage, Inc.	7,772	722,718
National Storage Affiliates Trust	34,074	901,599
		2,826,017
Shopping Center (0.04%)
Whitestone REIT	43,258	530,343
		530,343
Single Tenant (0.36%)
Agree Realty Corp.	21,690	1,282,313
Four Corners Property Trust, Inc.	41,224	1,080,068
Getty Realty Corp.	37,627	1,106,610
National Retail Properties, Inc.	15,336	743,949
Spirit Realty Capital, Inc.	15,702	553,496
		4,766,436
Timber (0.09%)
PotlatchDeltic Corp.	1,253	39,645
Rayonier, Inc.	42,441	1,175,191
		1,214,836
Total Publicly Traded Real Estate Investment Trusts (Cost $46,609,587)		46,682,531

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $47,096,656)		47,146,239

COMMON STOCKS (0.22%)
InterXion Holding NV(d)	28,435	1,540,040
Vail Resorts, Inc.	6,372	1,343,345
TOTAL COMMON STOCKS (Cost $2,717,741)		2,883,385

SHORT TERM INVESTMENTS (6.85%)
Fidelity Investments Money Market Funds - Government Portfolio, 2.23%(f) (Cost $90,129,472)	90,129,472	90,129,472

TOTAL INVESTMENTS (107.73%) (Cost $1,290,376,012)		$1,417,444,691
LIABILITIES IN EXCESS OF OTHER ASSETS (-7.75%)		(101,989,026)
NET ASSETS (100.00%)		$1,315,455,665

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the aggregate market value of those securities was $52,614,679, representing 4.00% of net assets.
(b)	All or a portion of these securities are segregated as collateral for the Line of Credit as of December 31, 2018.
(c)	Holding is comprised of two entities with the same issuer.
(d)	Non-income producing security.
(e)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $463,708, representing 0.04% of net assets.
(f)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2018.

Commitments – As of December 31, 2018, the Fund had unfunded commitments for the below listed Private Equity Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$22,601,744	$-	Quarterly	45
Blackrock U.S. Core Property	19,259,247	-	Quarterly	60
Blackstone Property Partners	133,770,000	-	Quarterly	90
Carlyle Property Investors	50,898,054	-	Quarterly	90
CBRE U.S. Core Partners, LP	58,309,461	8,000,000	Quarterly	60
Clarion Lion Industrial Trust	59,926,722	8,000,000	Quarterly	90
Clarion Lion Properties Fund	137,966,169	-	Quarterly	90
Colony Industrial Fund, LP	-	55,000,000	Quarterly	60
Harrison Street Core Property Fund	38,926,577	20,000,000	Quarterly	45
Heitman America Real Estate Fund	32,562,877	-	Quarterly	90
Invesco Core Real Estate Fund	32,533,011	-	Quarterly	45
Invesco U.S. Income Fund LP	61,059,311	-	Quarterly	45
Morgan Stanley Prime Property Fund LLC	193,846,663	-	Quarterly	90
PGIM PRISA I	31,593,401	-	Quarterly	90
PGIM PRISA III	31,719,033	38,575,976	Quarterly	90
Principal Enhanced Property Fund LP	48,071,666	24,000,000	Quarterly	90
Prologis Targeted U.S. Logistics	49,270,295	6,000,000	Quarterly	90
RREEF America REIT II, Inc.	34,889,716	-	Quarterly	45
RREEF Core Plus Industrial Fund LP	52,593,185	-	Quarterly	90
Sentinel Real Estate Fund	38,148,537	-	Daily	*
Stockbridge Smart Markets Fund	41,430,348	-	Quarterly	45
Stockbridge Value Fund II	5,868,421	1,441,498	None	None
UBS Trumbull Property G&I Fund	49,426,478	-	Quarterly	60

*	Written notice required for redemption, no minimum timeline required.

Bluerock Total Income+ Real Estate Fund

Notes to Quarterly Portfolio of Investments

December 31, 2018 (Unaudited)

Note 1 — Organization

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets plus the amount of any borrowings for investment purposes, in “real estate industry securities,” primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor (defined below), those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Equity Real Estate Securities – The Fund invests a significant portion of its assets in Private Equity Real Estate Securities (“Private ERES”). The Private ERES measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private ERES at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private ERES by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private ERES market. As of December 31, 2018, all of the Fund’s investments in Private ERES were valued at the respective NAVs of the Private ERES.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Fund's assets and liabilities measured at fair value:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Equity Real Estate Securities (Measured at net asset value)(a)	$–	$–	$–	$1,224,670,916
Public Non-Traded Real Estate Investment Trusts	–	–	463,708	463,708
Publicly Traded Real Estate Investment Trusts	46,682,531	–	–	46,682,531
Commercial Mortgage-Backed Securities	–	52,614,679	–	52,614,679
Common Stocks	2,883,385	–	–	2,883,385
Short Term Investments	90,129,472			90,129,472
Total	$139,695,388	$52,614,679	$463,708	$1,417,444,691

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Public Non-Traded Real Estate Investment Trusts
Beginning Balance		$458,157
Total realized gain (loss)		-
Appreciation (Depreciation)		5,551
Cost of Purchases		-
Proceeds from Sales/Liquidating Distribution		-
Return of Capital		-
Accrued Interest		-
Net transfers in/out of level 3		-
Ending Balance		$463,708

Significant unobservable valuation inputs for material Level 3 investments as of December 31, 2018, are as follows:

	Fair Value at 12/31/2018	Valuation Technique	Unobservable Input	Range	(Weighted Average)
Public Non-Traded Real Estate Investment Trusts	$463,708	Transaction Data	Discount for Lack of Liquidity (a)	8.00%	8.00%

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account these premiums and discounts when pricing the investments.

Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

The Fund currently invests a portion of its assets in Fidelity Investments Money Market Funds - Government Portfolio ("Fidelity"). The Fund may redeem its investment from Fidelity at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of Fidelity. The financial statements of Fidelity, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As December 31, 2018, the percentage of the Fund’s net assets invested in Fidelity was 6.85%.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President (Principal Executive Officer)

Date:	March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President (Principal Executive Officer)

Date:	March 1, 2019

By:	/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer (Principal Financial Officer)

Date:	March 1, 2019